UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Emerging Markets Real Estate Fund
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2011. The net asset values (NAV) per share at that date were $9.55, $9.47 and $9.60 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended April 30, 2011
Cohen & Steers Emerging Markets Real Estate Fund—Class A	8.76%
Cohen & Steers Emerging Markets Real Estate Fund—Class C	8.47%
Cohen & Steers Emerging Markets Real Estate Fund—Class I	9.06%
FTSE EPRA/NAREIT Emerging Real Estate Index[a]	–6.34%
Linked benchmark[a]	13.67%
FTSE EPRA/NAREIT Developed Asia Real Estate Index[a]	2.08%
S&P 500 Index[a]	16.36%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Emerging Real Estate Index is an unmanaged portfolio of approximately 97 constituents from 15 countries and is net of dividend withholding taxes. The linked benchmark is represented by the performance of the FTSE EPRA/NAREIT Developed Asia Real Estate Index for the period November 1, 2010 through February 28, 2011 and the FTSE EPRA/NAREIT Emerging Real Estate Index for the period March 1, 2011 through April 30, 2011. The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 71 constituents from five countries in the Asia region and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Investment Review

A new name and benchmark

Effective March 1, 2011, Cohen & Steers Asia Pacific Realty Shares, Inc. changed its name to Cohen & Steers Emerging Markets Real Estate Fund, Inc. The Fund now invests, under normal market conditions, at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities.

Asia Pacific saw mixed results from November through February

Asia Pacific real estate securities had a positive return in the four months ended February 28, 2011 (the period prior to the Fund's transition). Japan led the region's property markets during this period, benefiting from news that the Bank of Japan would specifically target J-REITs in its asset-purchase program. Reports also indicated that Japan's economy shrank less than expected in the fourth quarter of 2010.

Tightening government policies in China, Hong Kong and Singapore generally held back performance, particularly among residential developers. Singapore, in particular, suffered from higher-than-expected inflation data. However, strong economic growth and employment gains in these countries were beneficial to property fundamentals, particularly for Class A office buildings.

In Australia, listed real estate companies reported strong results for the first half of fiscal 2011, a contrast to the last two reporting periods. The market also reacted positively to a pause in interest-rate hikes. The impact of the Queensland floods on economic activity, coupled with a subdued inflation reading, provided the central bank with more flexibility to hold steady for the near term.

Emerging markets had strong returns in March-April

In March and April, real estate securities in emerging markets recovered much of their losses from the prior two months. Many developing countries continued to show signs of strong growth, supporting an increase in demand for commercial space, particularly in the office, retail and industrial sectors. Rising commodity prices were a key factor in share-price performance during the period. Landlords generally did well due to their tendency to act as an inflation hedge, while residential developers suffered from shrinking profit margins and tightening government policies.

That said, some developers did better than others, particularly those that target the low- and middle-income buyers, such as those found in Indonesia, the Philippines and Thailand. Many of these companies had exceptional returns in March and April, benefiting from supportive government policies and favorable demographic trends related to the emerging consumer class.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Real estate securities based in China and Brazil were hindered by rising interest rates and higher-than-expected inflation. In contrast, Eastern Europe continued to see relatively mild inflation (the lowest among emerging-market regions) coupled with stable growth.

Fund performance

The Fund underperformed the linked benchmark over the full period, but outgained the emerging markets index following its transition in March. Stock selection in Brazil and China contributed positively to relative returns, as we did not own several residential developers that had substantial losses. Our underweight in Singapore also helped, as did stock selection in Indonesia and our overweight in Thailand. The continued appreciation of most currencies relative to the U.S. dollar during the period provided a meaningful benefit for U.S. dollar-based investors.

Our underweight in Japan was the primary detractor during the period. We also held positions in the Philippines that were not in the benchmark prior to the Fund's transition, and these shares underperformed. A higher-than-average cash balance in early March due to the transition of the Fund detracted from relative performance. Other negative factors included an out-of-index holding in Russia and a lack of investment in the United Arab Emirates (UAE).

Investment Outlook

Emerging markets are seeing secular trends such as the expansion of urban centers, an increase in household disposable income and improving transparency in government policy actions, which have the potential to directly benefit real estate securities. In many markets, we continue to see growing demand for space and a lack of available supply leading to a favorable environment for property owners.

For many governments in developing countries, addressing inflation and housing affordability remain key agenda items, and we see risk for further policy and interest-rate initiatives. These actions would likely have different effects on real estate securities, depending on the company's primary business and target customers. In general, we favor commercial property owners, particularly those in Latin America, South Africa and Eastern Europe, while seeing greater risk in residential developers, especially in China and India.

Asia Pacific

China's property market continues to benefit from strong economic growth, but tightening policies are likely to weigh on residential real estate values and sales volumes, which are the primary drivers of the sector's growth. Interest rates are also trending higher in Thailand and Malaysia, but these markets should benefit from increased government stimulus and reform measures, such as the Thai government's recently implemented program to support the low-end residential market. In the Philippines, demand from outsourcers is helping to strengthen fundamentals for office properties.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Latin America

Brazil is likely to benefit from what we see as a healthy banking sector and relatively low consumer debt. Higher inflation has been pressuring margins for residential developers, although demand for low-income housing remains robust, supported by government programs that encourage home ownership. We prefer commercial real estate companies, especially retail and office owners, where property fundamentals have been particularly strong. In Mexico, the low-income housing market is more mature than in other countries and offers less growth potential.

Europe, Middle East and Africa

We view South Africa as attractive, as most companies focus on businesses with recurring income that produce predictable cash flow growth. We also have a favorable view of Russia, which we believe is recovering after a particularly deep slump over the past several years. Poland provides an attractive combination of moderate growth without inflation concerns. Egypt, Turkey and the UAE are less favorable, in our view.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

LUKE SULLIVAN	JASON YABLON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2011

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	15.63%[a]	19.25%[b]	—
1 Year (without sales charge)	21.08%	20.25%	21.60%
Since Inception[c] (with sales charge)	1.98%[a]	2.33%	—
Since Inception[c] (without sales charge)	2.97%	2.33%	3.36%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2011 prospectuses were as follows: Class A—2.45% and 1.80%; Class C—3.10% and 2.45%; and Class I—2.10% and 1.45%. Through February 29, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1%.

c  Inception date of July 31, 2006.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010—April 30, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period[a] November 1, 2010– April 30, 2011
Class A
Actual (8.76% return)	$1,000.00	$1,087.60	$9.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00
Class C
Actual (8.47% return)	$1,000.00	$1,084.70	$12.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.65	$12.23
Class I
Actual (9.06% return)	$1,000.00	$1,090.60	$7.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.25

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.40%, 3.05% and 2.05%, respectively.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

April 30, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
PDG Realty SA Empreendimentos e Participacoes	$6,022,445	10.4%
Growthpoint Properties Ltd.	3,865,776	6.7
MRV Engenharia e Participacoes SA	2,664,665	4.6
BR Properties SA	2,637,770	4.5
BR Malls Participacoes SA	2,455,958	4.2
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,105,886	3.6
SP Setia Berhad	2,067,421	3.6
China Vanke Co., Ltd. (HKD)	2,039,500	3.5
DLF Ltd.	1,732,471	3.0
Summarecon Agung Tbk PT	1,621,051	2.8

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.6%
AUSTRALIA	0.0%
DIVERSIFIED
BGP Holdings PLC (EUR)[a,b,c]		4,044,867	$0
AUSTRIA	0.5%
RETAIL
Atrium European Real Estate Ltd.		44,037	301,341
BRAZIL	33.1%
HOTEL	1.1%
BHG SA—Brazil Hospitality Group[c]		43,925	634,919
OFFICE/INDUSTRIAL	4.5%
BR Properties SA		219,563	2,637,770
RESIDENTIAL	18.6%
Cyrela Brazil Realty SA Empreendimentos e Participacoes		200,665	2,105,886
MRV Engenharia e Participacoes SA		308,239	2,664,665
PDG Realty SA Empreendimentos e Participacoes		1,025,380	6,022,445
			10,792,996
RETAIL	8.9%
Aliansce Shopping Centers SA		168,264	1,497,391
BR Malls Participacoes SA		233,316	2,455,958
Multiplan Empreendimentos Imobiliarios SA		57,292	1,192,673
			5,146,022
TOTAL BRAZIL			19,211,707
CHINA	3.5%
RESIDENTIAL
China Vanke Co., Ltd. (HKD)		1,439,933	2,039,500
HONG KONG	5.1%
DIVERSIFIED	1.0%
Hang Lung Properties Ltd.		125,000	556,092
RESIDENTIAL	4.1%
Guangzhou R&F Properties Co., Ltd. Class H		507,500	688,756
Poly Hong Kong Investments Ltd.		1,803,000	1,439,382
Shimao Property Holdings Ltd.		190,000	258,349
			2,386,487
TOTAL HONG KONG			2,942,579

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2011 (Unaudited)

		Number of Shares	Value
INDIA	5.9%
DIVERSIFIED	3.0%
DLF Ltd.		344,275	$1,732,471
RESIDENTIAL	1.3%
Housing Development & Infrastructure Ltd.[c]		102,968	373,656
Unitech Ltd.		476,043	397,824
			771,480
RETAIL	1.6%
Phoenix Mills Ltd.		188,369	888,059
TOTAL INDIA			3,392,010
INDONESIA	6.6%
DIVERSIFIED	2.6%
Agung Podomoro Land[c]		18,208,500	776,051
Lippo Karawaci Tbk PT		8,022,500	730,681
			1,506,732
RESIDENTIAL	4.0%
Alam Sutera Realty Tbk PT		20,672,000	712,078
Summarecon Agung Tbk PT		11,018,000	1,621,051
			2,333,129
TOTAL INDONESIA			3,839,861
MALAYSIA	6.2%
DIVERSIFIED	3.6%
SP Setia Berhad		1,465,000	2,067,421
RESIDENTIAL	1.6%
IJM Land Bhd		945,200	899,886
RETAIL	1.0%
CapitaMalls Malaysia Trust		1,528,700	598,681
TOTAL MALAYSIA			3,565,988
MEXICO	4.8%
DIVERSIFIED	0.6%
Fibra Uno Administracion SAc		200,000	340,523

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2011 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	4.2%
Consorcio ARA SAB de CV		1,266,600	$749,285
Corporaciaon GEO SAB de CV, Series Bc		146,070	431,040
Urbi Desarrollos Urbanos SAB de CVc		535,452	1,279,127
			2,459,452
TOTAL MEXICO			2,799,975
PHILIPPINES	6.1%
DIVERSIFIED	2.5%
Ayala Land		3,825,500	1,469,078
RESIDENTIAL	1.0%
Filinvest Land		19,947,677	591,767
RETAIL	2.6%
SM Prime Holdings		5,346,528	1,498,676
TOTAL PHILIPPINES			3,559,521
POLAND	1.9%
DIVERSIFIED
Globe Trade Centre SAc		143,465	1,118,667
RUSSIA	2.0%
DIVERSIFIED
AFI Development PLC GDR[c]		1,048,415	1,180,515
SOUTH AFRICA	15.0%
DIVERSIFIED	10.8%
Capital Property Fund		963,742	1,202,292
Growthpoint Properties Ltd.		1,392,910	3,865,776
Redefine Properties Ltd.		981,500	1,170,624
			6,238,692
RETAIL	4.2%
Hyprop Investments Ltd.		136,748	1,103,982
Resilient Property Income Fund Ltd.		281,617	1,335,375
			2,439,357
TOTAL SOUTH AFRICA			8,678,049

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2011 (Unaudited)

		Number of Shares	Value
THAILAND	7.9%
RESIDENTIAL	6.6%
Land and Houses PCL		2,497,700	$552,255
LPN Development PCL		3,965,900	1,421,613
Pruksa Real Estate PCL		747,300	510,718
Supalai PCL		3,354,900	1,348,703
			3,833,289
RETAIL	1.3%
Central Pattana PCL		742,400	733,695
TOTAL THAILAND			4,566,984
TOTAL COMMON STOCK (Identified cost—$52,027,741)			57,196,697
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.01%[d]		700,010	700,010
State Street Institutional Liquid Reserves Fund, 0.16%[d]		700,177	700,177
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,400,187)			1,400,187
TOTAL INVESTMENTS (Identified cost—$53,427,928)	101.0%		58,596,884
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)		(594,491)
NET ASSETS	100.0%		$58,002,393

Glossary of Portfolio Abbreviations

EUR  Euro Currency

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.0% of net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$53,427,928)	$58,596,884
Cash	92,570
Receivable for:
Investment securities sold	509,139
Dividends and interest	221,984
Fund shares sold	170,057
Due from advisor	4,314
Other assets	1,148
Total Assets	59,596,096
LIABILITIES:
Payable for:
Investment securities purchased	1,198,687
Fund shares redeemed	170,858
Distribution fees	1,501
Shareholder servicing fees	534
Directors' fees	209
Other liabilities	221,914
Total Liabilities	1,593,703
NET ASSETS	$58,002,393
NET ASSETS consist of:
Paid-in capital	$142,565,365
Dividends in excess of net investment income	(3,966,286)
Accumulated net realized loss	(85,690,161)
Net unrealized appreciation	5,093,475
$58,002,393

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2011 (Unaudited)

CLASS A SHARES:
NET ASSETS	$24,545,045
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,569,521
Net asset value and redemption price per share	$9.55
Maximum offering price per share ($9.55 ÷ 0.955)[a]	$10.00
CLASS C SHARES:
NET ASSETS	$16,198,713
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,710,577
Net asset value and offering price per share[b]	$9.47
CLASS I SHARES:
NET ASSETS	$17,258,635
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,798,610
Net asset value, offering, and redemption price per share	$9.60

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $44,264 of foreign withholding tax)	$991,467
Expenses:
Investment advisory fees	275,863
Distribution fees—Class A	30,234
Distribution fees—Class C	61,762
Custodian fees and expenses	76,711
Administration fees	63,476
Professional fees	62,786
Shareholder servicing fees—Class A	12,094
Shareholder servicing fees—Class C	20,587
Shareholder reporting expenses	28,505
Registration and filing fees	27,150
Transfer agent fees and expenses	15,523
Directors' fees and expenses	2,702
Line of credit fees	1,687
Miscellaneous	10,322
Total Expenses	689,402
Reduction of Expenses (See Note 2)	(164,724)
Net Expenses	524,678
Net Investment Income	466,789
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $11,667 of foreign capital gains tax)	12,637,107
Foreign currency transactions	(520,439)
Net realized gain	12,116,668
Net change in unrealized appreciation (depreciation) on:
Investments (net of $74,404 of foreign capital gains tax)	(8,096,772)
Foreign currency translations	9,512
Net change in unrealized appreciation (depreciation)	(8,087,260)
Net realized and unrealized gain	4,029,408
Net Increase in Net Assets Resulting from Operations	$4,496,197

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$466,789	$669,606
Net realized gain	12,116,668	4,551,267
Net change in unrealized appreciation (depreciation)	(8,087,260)	2,898,408
Net increase in net assets resulting from operations	4,496,197	8,119,281
Dividends to Shareholders from Net Investment Income:
Class A	(1,622,971)	(3,254,103)
Class C	(1,091,210)	(2,334,165)
Class I	(1,022,489)	(1,933,332)
Total dividends to shareholders	(3,736,670)	(7,521,600)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(1,998,456)	(8,992,795)
Total decrease in net assets	(1,238,929)	(8,395,114)
Net Assets:
Beginning of period	59,241,322	67,636,436
End of period[a]	$58,002,393	$59,241,322

a  Includes dividends in excess of net investment income of $3,966,286 and $696,405, respectively.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2011	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.41	$9.15	$6.97	$16.73	$12.39	$11.46
Income from investment operations:
Net investment income	0.08 [b,c]	0.11 [b]	0.12 [b]	0.12 [b]	0.09 [b]	0.06 [d]
Net realized and unrealized gain (loss)	0.68	1.19	2.09	(8.45)	4.56	0.87
Total from investment operations	0.76	1.30	2.21	(8.33)	4.65	0.93
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(1.04)	(0.03)	(0.92)	(0.29)	—
Net realized gain	—	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.62)	(1.04)	(0.03)	(1.45)	(0.33)	—
Redemption fees retained by the Fund	0.00 [e]	0.00 [e]	0.00 [e]	0.02	0.02	—
Net increase (decrease) in net asset value	0.14	0.26	2.18	(9.76)	4.34	0.93
Net asset value, end of period	$9.55	$9.41	$9.15	$6.97	$16.73	$12.39
Total investment return[f]	8.76%[g]	15.88%	31.80%	–53.78%	38.44%	8.12%[g]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.5	$27.0	$28.7	$42.4	$167.0	$66.3
Ratio of expenses to average daily net assets (before expense reduction)	2.40%[h,i]	2.19%[i]	2.37%	1.86%	1.86%	3.00%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[h,i]	1.80%[i]	1.80%	1.79%	1.80%	1.80%[h]
Ratio of net investment income to average daily net assets (before expense reduction)	1.17%[h,i]	0.86%[i]	1.08%	0.98%	0.56%	2.47%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.77%[h,i]	1.26%[i]	1.65%	1.04%	0.62%	3.22%[h]
Portfolio turnover rate	133%[g]	94%	134%	77%	100%	3%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  11.2% and 13.8% of gross income was attributable to dividends paid by PDG Realty SA and Growthpoint Properties Ltd., respectively.

d  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

e  Amount is less than $0.005.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Annualized.

i  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2011	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.33	$9.08	$6.93	$16.65	$12.37	$11.46
Income from investment operations:
Net investment income (loss)	0.05 [b,c]	0.05 [b]	0.07 [b]	0.05 [b]	(0.00)[b,d]	0.03 [e]
Net realized and unrealized gain (loss)	0.68	1.18	2.09	(8.43)	4.55	0.88
Total from investment operations	0.73	1.23	2.16	(8.38)	4.55	0.91
Less dividends and distributions to shareholders from:
Net investment income	(0.59)	(0.98)	(0.01)	(0.83)	(0.25)	—
Net realized gain	—	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.59)	(0.98)	(0.01)	(1.36)	(0.29)	—
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.02	0.02	—
Net increase (decrease) in net asset value	0.14	0.25	2.15	(9.72)	4.28	0.91
Net asset value, end of period	$9.47	$9.33	$9.08	$6.93	$16.65	$12.37
Total investment return[f]	8.47%[g]	15.05%	31.17%	–54.10%	37.53%	7.95%[g]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.2	$18.3	$21.5	$25.9	$87.9	$12.2
Ratio of expenses to average daily net assets (before expense reduction)	3.05%[h,i]	2.84%[i]	3.02%	2.51%	2.51%	3.52%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%[h,i]	2.45%[i]	2.45%	2.44%	2.45%	2.45%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.50%[h,i]	0.22%[i]	0.39%	0.38%	(0.06)%	2.49%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.10%[h,i]	0.62%[i]	0.97%	0.44%	(0.01)%	3.10%[h]
Portfolio turnover rate	133%[g]	94%	134%	77%	100%	3%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  11.2% and 13.8% of gross income was attributable to dividends paid by PDG Realty SA and Growthpoint Properties Ltd., respectively.

d  Amount is less than $0.005.

e  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Annualized.

i  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2011	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.46	$9.19	$6.98	$16.77	$12.40	$11.46
Income from investment operations:
Net investment income	0.10 [b,c]	0.14 [b]	0.14 [b]	0.18 [b]	0.14 [b]	0.07 [d]
Net realized and unrealized gain (loss)	0.68	1.20	2.11	(8.49)	4.57	0.87
Total from investment operations	0.78	1.34	2.25	(8.31)	4.71	0.94
Less dividends and distributions to shareholders from:
Net investment income	(0.64)	(1.07)	(0.04)	(0.97)	(0.32)	—
Net realized gain	—	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.64)	(1.07)	(0.04)	(1.50)	(0.36)	—
Redemption fees retained by the Fund	0.00 [e]	0.00 [e]	0.00 [e]	0.02	0.02	—
Net increase (decrease) in net asset value	0.14	0.27	2.21	(9.79)	4.37	0.94
Net asset value, end of period	$9.60	$9.46	$9.19	$6.98	$16.77	$12.40
Total investment return	9.06%[f,g]	16.25%[g]	32.38%	–53.64%	38.96%	8.20%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17.3	$13.9	$17.4	$18.1	$54.4	$6.8
Ratio of expenses to average daily net assets (before expense reduction)	2.05%[h,i]	1.84%[i]	2.00%	1.50%	1.50%	2.85%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[h,i]	1.45%[i]	1.45%	1.44%	1.45%	1.45%[h]
Ratio of net investment income to average daily net assets (before expense reduction)	1.63%[h,i]	1.21%[i]	1.39%	1.45%	0.89%	2.39%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.23%[h,i]	1.60%[i]	1.95%	1.51%	0.94%	3.33%[h]
Portfolio turnover rate	133%[f]	94%	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  11.2% and 13.8% of gross income was attributable to dividends paid by PDG Realty SA and Growthpoint Properties Ltd., respectively.

d  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

e  Amount is less than $0.005.

f  Not annualized.

g  The net asset value (NAV) disclosed in the October 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2010.

h  Annualized.

i  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund), formerly Cohen & Steers Asia Pacific Realty Shares, Inc., was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. On March 1, 2011, the Fund's name change was effective. Additionally, the Fund's policy with respect to the investment of at least 80% of its net assets changed to, under normal market conditions, investing at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities. The Fund's investment objective remains total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock	$57,196,697	$57,196,697	$—	—
Money Market Funds	1,400,187	—	1,400,187	—
Total Investments	$58,596,884	$57,196,697	$1,400,187	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign and Emerging Markets Securities: The Fund may directly purchase securities of foreign issuers, including emerging markets. Investing in securities of foreign issuers, and in particular issuers in emerging markets, involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks may be more pronounced in emerging markets than in developed markets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. These dividend and distributions are subject to recharacterization for tax purposes which will be finalized upon the concluding determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Gains realized by the

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of April 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the six months ended April 30, 2011, and through February 29, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Effective March 1, 2011, under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Prior to March 1, 2011, Cohen & Steers Asia Limited was the sole subadvisor and provided investment research and advice on Asia Pacific real estate companies and provided advisory services to the Fund. For its services provided under the subadvisory agreement, the advisor (not the Fund) allocated 50% of its investment advisory fee received from the Fund between itself and the subadvisor based on the portion of the Fund's average assets managed by the advisor and subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2011, the Fund paid the advisor $27,586 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the six months ended April 30, 2011, the Fund has been advised that the distributor received $948 in sales commissions from the sale of Class A shares and that the distributor also received $862 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $428 from the Fund for the six months ended April 30, 2011.

Other: At April 30, 2011, there was one investor owning 13.0% of the Fund's outstanding shares. Investment activities of this shareholder could have significant impact on the Fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2011, totaled $73,629,360 and $80,069,939, respectively.

Note 4. Income Tax Information

As of April 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$53,427,928
Gross unrealized appreciation	$5,366,363
Gross unrealized depreciation	(197,407)
Net unrealized appreciation	$5,168,956

As of October 31, 2010, the Fund had a net capital loss carryforward of $91,877,833, of which $51,390,511 will expire on October 31, 2016, $37,894,969 will expire on October 31, 2017 and $2,592,353 will expire on October 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2011		For the Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A:
Sold	290,030	$2,616,719	1,100,265	$9,268,228
Issued as reinvestment of dividends	147,951	1,279,779	280,944	2,321,186
Redeemed	(741,699)	(6,747,001)	(1,648,708)	(14,132,081)
Redemption fees retained by the Fund[a]	—	786	—	2,511
Net decrease	(303,718)	$(2,849,717)	(267,499)	$(2,540,156)
Class C:
Sold	180,518	$1,619,677	355,823	$3,025,373
Issued as reinvestment of dividends	67,678	581,348	122,436	1,008,422
Redeemed	(494,707)	(4,412,345)	(885,308)	(7,317,583)
Redemption fees retained by the Fund[a]	—	531	—	1,836
Net decrease	(246,511)	$(2,210,789)	(407,049)	$(3,281,952)
Class I:
Sold	494,363	$4,615,525	297,076	$2,746,962
Issued as reinvestment of dividends	34,529	299,373	110,062	916,347
Redeemed	(203,263)	(1,853,257)	(828,834)	(6,835,232)
Redemption fees retained by the Fund[a]	—	409	—	1,236
Net increase (decrease)	325,629	$3,062,050	(421,696)	$(3,170,687)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period November 1, 2010 through January 28, 2011, the commitment fee was 0.15%).

During the six months ended April 30, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after April 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Luke Sullivan
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—APFAX
Class C—APFCX
Class I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Emerging Markets Real Estate Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

EMERGING MARKETS REAL ESTATE FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

APRIL 30, 2011

APFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND

By:	s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: June 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	s/James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: June 30, 2011